Building a Fully Integrated Biopharmaceutical Company January 13, 2014 Exhibit 99.1

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Such
forward-looking statements include those regarding the Company’s expectations about: its program goals for 2014, including the timing and type of data and updates from, as well as progress in, clinical trials of its PI3K program and its plans to initiate additional clinical trials in its PI3K program; its ability to execute on its plans and strategies; the therapeutic potential of IPI-145 and PI3K inhibition; the potential rationale of investigating IPI-145 in additional indications and combinations therapies; and the company’s financial guidance for 2014. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the company’s current expectations. For example, there can be no guarantee that Infinity will initial clinical trials or report data in the time frames it has estimated, that any product candidate Infinity is developing will successfully complete necessary preclinical and clinical development phases or that development of any of Infinity’s product candidates will continue. Further, there can be no guarantee that any positive developments in Infinity’s product portfolio will result in stock price appreciation. Management’s expectations and, therefore, any forward-looking statements in this presentation could also be affected by risks and uncertainties relating to a number of other factors, including the following: Infinity’s results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. FDA and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies;
Infinity’s ability to obtain and maintain requisite regulatory approvals and to enroll patients in its clinical trials; unplanned cash requirements and expenditures; development of agents by Infinity’s competitors for diseases in which Infinity is currently developing, or intends to develop, its product candidates; general economic and market conditions; and Infinity’s ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates it is developing.  These and other risks which may impact management’s expectations are described in greater detail under the caption “Risk Factors” included in Infinity’s quarterly report on
Form 10-Q filed with the Securities and Exchange Commission (SEC) on November 7, 2013, and other filings filed by Infinity with the
SEC. Any forward-looking statements contained in this presentation speak only as of the date hereof, and Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Infinity’s website is http://www.infi.com. Infinity regularly uses its website to post information regarding its business, product development programs and governance. Infinity encourages investors to use www.infi.com, particularly the information in the section entitled
“Investors/Media,” as a source of information about Infinity. References to www.infi.com in this presentation are not intended to, nor shall they be deemed to, incorporate information on www.infi.com into this presentation by reference.
Forward Looking Statement

Over 700,000 people live with
hematologic malignancies every year
iNHL and CLL are incurable

3 1 Decision Resources, Non-Hodgkin’s Lymphoma, Apr 2011. 1 1

Many patients with
iNHL and CLL experience:
• Fatigue
• Anemia
• Infections
• Side effects from chemotherapy
Majority of treatments are
chemotherapy-based

4

B-Cell Receptor Inhibitors (BCRIs) are Poised to
Transform iNHL and CLL Treatment
Key Medical Needs for iNHL and CLL
Better treatments for elderly and relapsed/refractory patients
Effective treatments for high-risk patients
More tolerable treatments to improve quality of life
Desire for effective chemo-free treatment regimens
Desire for agents to achieve minimal residual disease with
curative potential

Ontak Targretin Mylotarg Campath Gleevec Zevalin Velcade Clolar
Arranon Thalomid Zolinza Sprycel Tasigna Treanda Arzerra Fotolyn
Istodax Adcetris Kyprolis Synribo Marqibo Iclusig Pomalyst
Vidaza Dacogen Revlimid Jakafi Bosulif

Infinity PHARMACEUTICALS

Value Drivers of Medicines for the
Treatment of Hematologic Malignancies

• Strong, early markers of activity
• Historically 3 times higher probability of success in heme drug development vs. solid tumors*
*  Tufts University Impact Report May 2013
• 23 of 28 heme NDAs have been accelerated approvals
since 1999, majority based on response rate

IPI-145: Potential to Transform the Standard of Care
in Hematologic Malignancies
• Highly active in both B-cell and T-cell malignancies
• Generally well tolerated*
– Most AEs are low-grade and/or asymptomatic
– Consistent with co-morbidities in patients with advanced hematologic malignancies
– Others’ experience with BCR inhibitors and our own experience in our trials have informed our strategies to optimize use of IPI-145
• Phase 2 and Phase 3 registration trial under way

• Most advanced PI3K- inhibitor in the clinic
*Flinn et al., ASH 2013.

R/R iNHL

- 73% overall response rate (ORR)
- 20% complete response (CR)

R/R CLL

- 89% nodal response
- IWCLL 48%, including 1 CR

Additional Indications

T-Cell Lymphoma

- Responses in PTCL (50%) and CTCL (29%)

Aggressive Lymphoma

- Activity in DLBCL, Richter Transformation, Transformed Follicular

Infinity PHARMACEUTICALS

IPI-145: Potential to Transform the Standard of Care
in Hematologic Malignancies
R/R: Relapsed/refractory
IWCLL: International Workshop on Chronic Lymphocytic Leukemia
PTCL: Peripheral T-cell lymphoma
CTCL: Cutaneous T-cell lymphoma
DLBCL: Diffuse large B-cell lymphoma
• Highly active in both B-cell and T-cell malignancies

≤

0
-50
-100
Maximum Percent Change
CR
PD
*
*
*

≤

IPI-145 Highly Active in R/R iNHL: 73% ORR
Douglas et al., ASH 2013.
• 73% ORR includes one Waldenström Macroglobulinemia patient with a minor response
(MR) without adenopathy (not shown above)
• Generally well tolerated and AEs transient (   25 mg BID)
Maximum Change in Adenopathy: iNHL Patients Dosed 25 mg BID (n=15)

80
70
60
50
40
30
20
10
0
ORR = 60%
ORR = 73%
7
47
7
20
47
7
Complete Response
Partial Response
Minor Response
ORR by End of Cycle 2
Best ORR

≤

IPI-145 Rapid Response in iNHL: Majority of Responses Occur by the End of Cycle 2 R/R iNHL patients, n=15 ( 25 mg BID) 10

Individual Patient Follow Up
Follow up ongoing
0
2
4
6
8
10
12
14
16
18
20
Months

≤

Infinity PHARMACEUTICALS

IPI-145 Early Evidence of Durable Responses in iNHL 53% (8 of 15 Patients) Progression Free for Over One Year R/R iNHL patients, n=15 ( 25 mg BID) Douglas et al., ASH 2013 11

DYNAMO™: Phase 2 Study of IPI-145 in
Refractory iNHL Enrolling
Open-label, single-arm monotherapy study under way
Primary endpoint: Objective response rate
Regulatory support for potential accelerated approval
*Includes follicular lymphoma (FL), marginal zone lymphoma (MZL), small lymphocytic lymphoma (SLL)
Clinicaltrials.gov NCT01882803.

~120 iNHL patients*
IPI-145
(25 mg BID)

DYNAMO + R: Planned Phase 3 Study of IPI-145
in R/R iNHL

• Randomized, placebo-controlled combination study
• Regulatory support that DYNAMO+R could serve as
confirmatory trial for DYNAMO™
~450 Patients
with R/R iNHL
IPI-145 (25 mg BID)
+ rituximab
rituximab
R

Expanding Development of IPI-145 in iNHL 14 Refractory Monotherapy Frontline Combination Planned for 2014 Phase 2 Relapsed/Refractory Combination Planned for 2014 Registration Focused

R/R iNHL

- 73% overall response rate (ORR)
- 20% complete response (CR)

R/R CLL

- 89% nodal response
- IWCLL 48%, including 1 CR

Additional Indications

T-Cell Lymphoma

- Responses in PTCL (50%) and CTCL (29%)

Aggressive Lymphoma

- Activity in DLBCL, Richter Transformation, Transformed Follicular

IPI-145: Potential to Transform the Standard of Care
in Hematologic Malignancies
R/R: Relapsed/refractory
IWCLL: International Workshop on Chronic Lymphocytic Leukemia
PTCL: Peripheral T-cell lymphoma
CTCL: Cutaneous T-cell lymphoma
DLBCL: Diffuse large B-cell lymphoma
• Highly active in both B-cell and T-cell malignancies

≤

Relapsed/Refractory
n=43; ≤ 25 mg BID n=27; 75 mg BID n=16
PD
0
-20
-40
-60
-80
-100
Best Percent Change
17p(del)/p53 mut
Prior BTK-inhibitor failure
CR
PR
≤ 25 mg BID
75 mg BID

≥

≤

Infinity

• 98% (42/43) achieved a reduction in adenopathy by CT assessment, all doses
• 89% (24/27) nodal response rate ( 50% reduction in adenopathy) by CT assessment at
doses    25 mg BID
Flinn et al., ASH 2013
IPI-145 Highly Active in R/R CLL:
89% Nodal Responses at   25 mg BID

DUO™: Phase 3 Study of IPI-145 in R/R CLL
Now Enrolling
• Randomized, monotherapy study
• Primary endpoint: Progression-free survival by
independent review
~300 patients
R
IPI-145 (25 mg BID)
(n = ~150)
Ofatumumab (IV)
(n = ~150)
Clinicaltrials.gov NCT02004522.

R/R iNHL

- 73% overall response rate (ORR)
- 20% complete response (CR)

R/R CLL

- 89% nodal response
- IWCLL 48%, including 1 CR

Additional Indications

T-Cell Lymphoma

- Responses in PTCL (50%) and CTCL (29%)

Aggressive Lymphoma

- Activity in DLBCL, Richter Transformation, Transformed Follicular

Infinity PHARMACEUTICALS

IPI-145: Potential to Transform the Standard of Care
in Hematologic Malignancies
R/R: Relapsed/refractory
IWCLL: International Workshop on Chronic Lymphocytic Leukemia
PTCL: Peripheral T-cell lymphoma
CTCL: Cutaneous T-cell lymphoma
DLBCL: Diffuse large B-cell lymphoma
• Highly active in both B-cell and T-cell malignancies

CTCL n=14
PTCL n=12
60
50
40
30
20
10
0
29%
50%
50%
8
42
0
ORR
SD
ORR
SD
Complete Response
Partial Response

IPI-145 Early Evidence of Activity in T-Cell Lymphomas
Flinn et al., ASH 2013
Early evidence of activity in C-TCL and P-TCL with IPI-145 up to 75 mg BID
Safety profile in line with comorbidities seen in patients with advanced hematologic malignancies (Horwitz et al, ICML 2013; Douglas et al, ASH 2013)

Progressive disease: CTCL (3 of 14 patients); PTCL (6 out of 12 patients)

Best Percent Change
100
50
0
-50
-100
DLBCL
Richter Transformation
Transformed Follicular
PD

Infinity PHARMACEUTICALS

IPI-145 Early Evidence of Activity in
Aggressive B-cell NHL
Campbell et al., ASH 2013
Doses up to 75 mg BID (n=14)
• Most frequent > Grade 3 AEs: Neutropenia (32%), febrile neutropenia, diarrhea, fatigue, pneumonia, ALT/AST increase, and dyspnea (9% each)

iNHL	CLL	Additional Indications
Best Oral Therapy	Best in Class PI3K	First in Class, Best in Class PI3K

Infinity PHARMACEUTICALS

IPI-145: Potential to Transform the Standard of Care in Hematologic Malignancies 21

22 IPI-145 First-in-Class Opportunity in Inflammatory Diseases

First-in-Class Opportunity in Inflammatory Diseases

• Robust controlled
Phase 2 trial ongoing
• Topline data in 2014
• Exploratory
Phase 2A trial ongoing
• Additional cohort
planned
• Topline data in 2014
• PI3K- inhibitor
• Expect to announce
development strategy
following RA and
asthma data
IPI-443 Rheumatoid Arthritis Asthma

24 Financial Highlights

2014 Financial Guidance*
• Approximately $214M in cash and investments at
12/31/13 (unaudited)
• Operating expenses: $170M to $180M
• Net loss: $170M to $180M
• Year-end cash and investments: $40M to $50M
*Operating expense, net loss and 2014 year-end cash and investments balance guidance provided as of
January 13, 2014. All financial guidance is based on Infinity’s then-current operating plan and exclusive of any potential business development activities.

Infinity Today: Solid Foundation for Building a
Fully Integrated Biopharmaceutical Company
• Breakthrough science
• Encouraging clinical activity
• Worldwide rights
• Strong intellectual property
• Experienced team

Phase 1 Phase 2 Phase 3
Anticipated 2014 Year-End Pipeline

IPI-145 in Heme Malignancies
IPI-443
PI3K Pipeline Development
IPI-145 in Inflammation
Asthma
ASPIRA (RA)
Study expected to begin 2014
*R (rituximab); B (bendamustine)
Preclinical
iNHL
DYNAMO™
DYNAMO + R
Frontline
CLL
DUO™
Frontline
Additional Trials
Combination with R, B, or R+B*
Phase 1 exploration
Additional trial

Anticipated 2014 Milestones

IPI-145 in Hematologic Malignancies
Initiate Phase 3 trial in R/R iNHL in combo with rituximab
Initiate Phase 2 trial in front-line iNHL
Initiate at least one additional trial
IPI-145 in Inflammation
Report topline data from ASPIRA trial in RA
Report topline data from Phase 2a asthma trial
PI3K Pipeline Expansion
Announce development strategy for IPI-443

Building a Fully Integrated Biopharmaceutical Company www.infi.com Building a Fully Integrated Biopharmaceutical Company www.infi.com